UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2013

Medifast, Inc.

(Exact name of registrant as specified in its charter)

DE	001-31573	13-3714405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11445 Cronhill Drive, Owings Mills, Maryland	21117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   410-581-8042

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 18, 2013, Medifast, Inc. (the “Company”) reached a settlement with the Securities and Exchange Commission (the “SEC”) in connection with an SEC investigation of certain items in the Company’s financial statements for the years 2006 through 2009 that led to the Company’s restatement of such financial statements in 2010 and 2011. Under the settlement, the Company, without admitting or denying the SEC’s findings, consented to the entry of a cease-and-desist order prohibiting the Company from committing or causing any violations of Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934, as amended, and Rules 12b-20 and 13a-1 thereunder and agreed to pay a civil penalty of $200,000. As noted in the order instituting the proceeding, the SEC considered the remedial acts undertaken by the Company, including its enhancement of internal controls and retention of additional accounting personnel.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medifast, Inc.

Date: September 19, 2013	By:	/s/ TIMOTHY G. ROBINSON
Timothy G. Robinson
Chief Financial Officer